UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2013

Echo Therapeutics, Inc.
 (Exact name of Company as specified in its charter)

Delaware	000-23017	41-1649949
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8Penn Center 1628 JFK Blvd., Suite 300 Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code: (215) 717-4100

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

At the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Echo Therapeutics, Inc. (the "Company") held on May 22, 2013, the following matters were acted upon by the Company’s stockholders:

1.
The election of Vincent D. Enright, a Class II director, to the Company’s Board of Directors for a term of three years and the election of Robert F. Doman, a Class III director, to the Company’s Board of Directors for a term of one year;

2.
The approval of an amendment to the Company's Certificate of Incorporation, as amended, to effect a reverse stock split by a ratio of not less than 1-for-2 and not more than 1-for-10 at any time prior to December 31, 2013, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion;

3.
The approval of an amendment to the Company's 2008 Equity Incentive Plan to fix the aggregate number of shares of common stock subject to the 2008 Plan at 10,000,000 shares subject to the approval of the reverse stock split and after giving effect to the reverse stock split;

4.
The approval of an amendment to the Company's 2008 Equity Incentive Plan to fix the limitation on awards of stock options during any twelve-month period to any one participant at 425,000 shares, subject to the approval of the reverse stock split and after giving effect to the reverse stock split;

5.	The ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

The results of voting on each of the matters presented to stockholders at the Annual Meeting are set forth below:

1.
Election of Vincent D. Enright, a Class II director, to the Company’s Board of Directors for a term of three years and the election of Robert F. Doman, a Class III director, to the Company’s Board of Directors for a term of one year:

	FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Vincent D. Enright	22,889,879	2,513,691	—	19,758,835
Robert F. Doman	22,885,577	2,517,993	—	19,758,835

2.
Approval of an amendment to the Company's Certificate of Incorporation, as amended, to effect a reverse stock split by a ratio of not less than 1-for-2 and not more than 1-for-10 at any time prior to December 31, 2013, with the exact ratio to be set within this range by the Company’s Board of Directors in its sole discretion:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
22,811,468	2,197,289	394,813	19,758,835

3.
Approval of an amendment to the Company's 2008 Equity Incentive Plan to fix the aggregate number of shares of common stock subject to the 2008 Plan at 10,000,000 shares subject to the approval of the reverse stock split and after giving effect to the reverse stock split:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
18,464,850	5,064,006	1,874,714	19,758,835

4.
Approval of an amendment to the Company's 2008 Equity Incentive Plan to fix the limitation on awards of stock options during any twelve-month period to any one participant at 425,000 shares, subject to the approval of the reverse stock split and after giving effect to the reverse stock split:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
18,574,257	4,980,114	1,849,189	19,758,835

5.	Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

FOR	AGAINST / WITHHELD	ABSTENTIONS	BROKER NON-VOTES
43,309,683	1,197,673	655,049	—

Item 9.01.  Financial Statements and Exhibits.

    The Exhibits listed in the Exhibit Index immediately preceding such Exhibits are filed with or incorporated by reference in this report.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO THERAPEUTICS, INC.
Dated: May 23, 2013	By: /s/ Patrick T. Mooney
Patrick T. Mooney
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on May 23, 2013.